Weyerhaeuser Investor Meetings June 2, 2020

FORWARD LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURESThis presentation contains statements and depictions that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended,including, without limitation, with respect to: future goals and prospects;business strategies;factors affecting market supply of lumber;key initiatives; levels of demand and market drivers for our products, including expected growth in U.S. housing demand and repair and remodel activity; market dynamics,demand and pricing outlook for our saw logs and our lumber and oriented strand board products; growth and opportunity for log export markets; HBU acres;the timing and amount of reinitiating our cash dividends and dividend sustainability; capital structure,financial ratios,credit ratings and future debt maturities; and our outlook for 2020 capital expenditures across the company and 2020 Op Ex targets. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements may be identified by our use of certain words in such statements, including without limitation words such as "anticipate," "believe," "committed," "continue," "continued," "could," "forecast," "growing," "estimate," "outlook," "goal," "will," "plan," "expect," "sustainable," "maintain," "target," "would" and similar words and terms and phrases using such terms and words. Depictions or illustrations that constitute forward-looking statements may be identified by graphs,charts or other illustrations indicating expected or predicted occurrences of events, conditions, performance or achievements at a future date or during future time periods. We may refer to assumptions,goals or targets,or we may reference expected performance through, or events to occur by or at,a future date,and such references may also constitute forward-looking statements. Forward-looking statements are based on our current expectations and assumptions. The realization of our expectations and the accuracy of our assumptions are subject to a number of risks and uncertainties that are difficult to predict and often are beyond the company's control. These and other factors could cause one or more of our expectations to be unmet, one or more of our assumptions to be materially inaccurate or actual results to differ materially from those expressed or implied in our forward-looking statements, or all of the foregoing. Such uncertainties and other factors include, without limitation: the effect of general economic conditions, including employment rates,interest rate levels,housing starts,general availability of financing for home mortgages and the relative strength of the U.S. dollar; the effect of COVID- 19 and other viral or disease outbreaks and their potential effects on our business,results of operations,cash flows,financial condition and future prospects;market demand for the company's products,including market demand for our timberland properties with higher and better uses,which is related to,among other factors,the strength of the various U.S. business segments and U.S. and international economic conditions;changes in currency exchange rates,particularly the relative value of the U.S. dollar to the Japanese yen,the Chinese yuan, and the Canadian dollar,and the relative value of the euro to the yen; restrictions on international trade and tariffs imposed on imports or exports;the availability and cost of shipping and transportation;economic activity in Asia,especially Japan and China; performance of our manufacturing operations, including maintenance and capital requirements;potential disruptions in our manufacturing operations; the level of competition from domestic and foreign producers;our operational excellence initiatives;the successful and timely execution and integration of our strategic acquisitions,including our ability to realize expected benefits and synergies,and the successful and timely execution of our strategic divestitures,each of which is subject to a number of risks and conditions beyond our control including, but not limited to,timing and required regulatory approvals;raw material availability and prices;the effect of weather; changes in global or regional climate conditions and governmental response to such changes;the risk of loss from fires,floods,windstorms,hurricanes, pest infestation and other natural disasters;energy prices;transportation and labor availability and costs;federal tax policies;the effect of forestry, land use,environmental and other governmental regulations;legal proceedings;performance of pension fund investments and related derivatives;the effect of timing of employee retirements and changes in the market price of our common stock on charges for share based compensation; the accuracy of our estimates of costs and expenses related to contingent liabilities;changes in accounting principles;and other risks and uncertainties identified in our 2019 Annual Report on Form 10-K,as well as those set forth from time to time in our other public statements, reports,registration statements, prospectuses,information statements and other filings with the SEC. It is not possible to predict or identify all risks and uncertainties that might affect the accuracy of our forward looking-statements and,consequently, our descriptions of such risks and uncertainties should not be considered exhaustive. There is no guarantee that any of the events anticipated by these forward-looking statements will occur,and if any of the events do occur,there is no guarantee what effect they will have on the company's business,results of operations,cash flows,financial condition and future prospects. Forward-looking statements speak only as of the date they are made,and we undertake no obligation to publicly update or revise any forward-looking statements,whether because of new information,future events,or otherwise. Nothing on our website is intended to be included or incorporated by reference into, or made a part of,this presentation. Also included in this presentation are certain non-GAAP financial measures,which management believes complement the financial information presented in accordance with U.S. generally accepted accounting principles. Management believes such non-GAAP measures may be useful to investors. Our non-GAAP financial measures may not be comparable to similarly named or captioned non-GAAP financial measures of other companies due to potential inconsistencies in how such measures are calculated. A reconciliation of each presented non-GAAP measure to its most directly comparable GAAP measure is provided in the appendices to this presentation. 2

WEYERHAEUSER INVESTMENT THESIS UNMATCHED PORTFOLIO INDUSTRY-LEADING PERFORMANCE DISCIPLINED CAPITAL ALLOCATION SUPERIOR SHAREHOLDER VALUE Strong ESG Foundation I Our Forests and Wood Products are Natural Climate Solutions 3

WELL POSITIONED TO NAVIGATE COVID-19 DISRUPTIONS ./ STRONG SAFETY CULTURE with high employee engagement ./DYNAMICALLY ALIGNING PRODUCTION with profitable demand ./ PROVEN ABILITY TO DELIVER industry-leading performance through adverse markets ./FAVORABLE COST STRUCTURE and focus on operational excellence ./ SOLID BALANCE SHEET and strong financial position ./ AGILE, INNOVATIVE TEAMS committed to efficiently serving customers Enacted prudent measures to maintain liquidity and financial flexibility 4

UNMATCHED PORTFOLIO Our Quality, Diversity and Scale Cannot Be Replicated

WHO WEARE A Tax-Efficient Timber REIT with Three Industry-Leading Businesses timberlands we are the largest private timberland owner in north America real estate, Energy & natural resources we deliver the most value from every acre wood products we are a scale low cost wood products manufacturer 11 million acres owned in the U. S. manufacturings facilities across north America 14 million acres licensed in Canada 19 lumber mills 6 oriented strad board mills 6 engineered lumber mills 3 plywood / veneer mills 1 medium density fiberboard mill 18 distribution centres (not shown) 6

WHAT WE DO Create and Capture Superior Value at Every Step Proprietary seedlings yield superior growth. wood quality and sui'Vlval characteristics Customized planting deploys the best genetic material for each acre on our land base Targeted silviculture generates superior volume and value in each geography Healthy forests are diverse. productive. and grown sustainably to financial matuntyPremium land sales capturing every acre's highest value Steady royalty and lease income maximizes the value of surf ace and subsurf ace assets Diverse customer mix that fully values our quality. scale, reliability. and sustainable practices Low-cost producer to ensure top margin for lumber. panels and engineered wood Delivered log model captures maximum value from each tree using data-driven optimization Superior efficiency and logistics capabilities for low-cost and reliable operations seeding planting silviculture healty forests real estate energy & natural resources customers manufacturing fiber procurement log marketing harvest & haul 7

HOW WE DO IT Strong ESG Foundation Environmental stewardship sustainable forest management environmental impact carbon footprint safety & human capital workplace culture community investment & engagement social responsibility corporate governance best practices in governance board composition ethics & integrity sustainability is a core value for more information see our full and visit www.wy.com/sustanability. 8

ENVIRONMENTALSTEWARDSHIP Sustainable Forestry • Carbon Sequestration • Reduced Environmental Footprint TIMBERLANDS0 MANUFACTURING WE PLANT ABOUT 150 MILLION TREES EVERY YEAR WE LEAVE TREE BUFFERS ALONG WATERWAYS TO PROTECT AQUATIC HABITAT WE HARVEST ONLY 2% of our forests each year 100% OF OUR TIMBERLANDS ARE REFORESTED AFTER HARVEST 100% OF OUR TIMBERLANDS ARE CERTIFIED TO THE SUSTAINABLE FORESTRY INITIATIVE Sfi.Q0008 WE PARTICIPATE IN 18 HABITAT COSERVATION PLANS IN NORTH AMERICA OUR MILLS HAVE IMPROVED ENERGY EFFICIENCY IN THE LAST DECADE ON AVERAGE WE USE 95% OF EVERY LOG WE STORE the equivalent of 9 MILLION METRIC TONS of C02 IN OUR WOOD PRODUCTS every ye r1t'..1iil. ••• 98% OF OUR WASTE IS REUSED OR1\ RECYCLED• WE REDUCED OUR GREENHOUSE GAS EMISSIONS BY MORE THAN OVER THE LAST TWO DECADES WE MEET NEARLY 70% OF OUR OWN ENERGY NEEDS USING RENEWABLE BIOMASS every year that’s like taking 2 million cars off the road every year 100+ years of expertise in sustainable forestry minimizing our environmental footprint 9

SOCIAL RESPONSIBILITY & GOVERNANCE

Human Capital Management • Ethics • Board Composition

HUMAN CAPITAL MANAGEMENT

WE DRIVE SIGNIFICANT
SAFETY IMPROVEMENT



10.00
1.77
1990
2019

RECORDABLE INCIDENT RATE

WE **REDUCED** INJURY SEVERITY **BY 35%** IN 2019

91% OF JOB OFFERS EXTENDED WERE **ACCEPTED** IN 2019

OUR VOLUNTARY **TURNOVER** WAS ONLY **7%** IN 2019

95% OF ALL SALARIED EMPLOYEES HAVE AN **INDIVIDUAL DEVELOPMENT PLAN**

900+ LEADERS HAVE COMPLETED AT LEAST ONE **DEVELOPMENT PROGRAM** IN THE LAST FIVE YEARS

300+ LEADERS HAVE COMPLETED **UNCONSCIOUS BIAS TRAINING**

GOVERNANCE

ETHISPHERE NAMED WY ONE OF THE **WORLD'S MOST ETHICAL COMPANIES**

OUR **GOVERNANCE PRACTICES** ALIGN WITH **INVESTOR STEWARDSHIP GROUP PRINCIPLES**

WE'VE APPOINTED **6 NEW DIRECTORS** TO OUR BOARD SINCE 2015

BOARD DIVERSITY



3
8
Women
Men

Our strong ESG performance helps us attract and retain top, diverse talent

10

TIMBERLANDS ../ Unrivaled portfolio that cannot be replicated ../ Diversified holdings at scale ../ Unmatched timber-growing expertise ../ Superior supply chain ../ Enduring value across market cycles ../ Enhancing portfolio over time SUPERIOR HOLDING CREATE VALUE TODAY AND TOMORROW 11

OUR TIMBERLANDS PORTFOLIO

Unmatched Quality, Scale and Diversification



3
MILLION
ACRES IN THE
WEST

High value Douglas-fir

- Premium land west of the Cascade mountains
- Sawlogs are approximately 90% of harvest
- Unique Japan export presence



7
MILLION
ACRES IN THE
SOUTH

Premium Southern yellow pine

- Superior quality pine plantation
- Balanced mix of grade and fiber logs
- Scale operations in every major region



1
MILLION
ACRES IN THE
NORTH

Diverse hardwoods and softwoods

- Premium hardwood sawlogs
- Maximizing value with over 50 product grades



North: 1%
West
47%
South
52%

UNMATCHED ASSETS & Supply-Chain CAPABILITIES

ADJUSTED EBITDA[1]
BY REGION (2019)

(1) See appendix for reconciliation to GAAP amounts and definition of Adjusted EBITDA. North includes Other. Approximate total acres as of March 31, 2020.

12

TIMBERLANDS CUSTOMERS Capture Full Value Through a Diverse Customer Mix TIMBERLANDS REVENUE BY END MARKET (2019} THIRD-PARTY DOMESTIC CUSTOMERS WEYERHAEUSER MILLS EXPORT CUSTOMERS We flex supply to meet dynamic customer demands and capture market opportunities 59% 24% 17% 13

TIMBERLANDS EXPORT MARKETS Unrivaled Market Position and Supply Chain Expertise EXPORT REVENUE UNIQUE JAPAN BUSINESS • Multi-decade relationships supplying steady post & beam housing market • Western timberlands ownership provides premium logs at unrivaled scale • Largest log export facility in North America creates substantial supply chain advantage and efficiencies OTHER EXPORT MARKETS • Direct-to-customer strategy faci I itates consistent demand • Flexibility to quickly respond to shifts in global wood demand • Future growth opportunities 14 japan 71% china 23% korea 6%

TIMBERLANDS Enduring Value Across Market Cycles 0 0 ~ II J: 1- ::::> 0 Vl vi ::::> ....... co m ~ 600 500 400 300 200 100 NCREIF TIMBERLAND INDEX INDEXED MARKET VALUE PER ACRE, BY REGION ~-- 1987 1991 1995 1999 2003 2007 2011 2015 2019 - Northwest - south Low Correlation With Other Asset Classes perpetually growing assets source national council of real estate investment fiduciaries (NCREIF) Timberland index changes in index composition may affect average market value (e.g. NCREIF northwest expanded to include ldaho in 2013) 15

TIMBERLANDS PORTFOLIO MANAGEMENT Disciplined and Opportunistic Timberland Acres By Region 7.5 6.0 4.5 3.0 ~ ~ 1.5 0 1£ g ~ 0.0 U.S. South U.S. West 2012 2013 2014 2015 2016 2017 2018 2019 Strategic Divestitures ~ :!:! v :: 3.0 0 ~ 1.5 ~ o.o Twin Creeks Uruguay - Michigan Montana 2012 2013 2014 2015 2016 2017 2018 2019 - 2020 - $1.6 BILLION OF PROCEEDS ../ Continue to strategically optimize and upgrade portfolio ../ Strong deal sourcing, diligence and execution expertise ../ Maximize portfolio value and returns nearly 70% increase since 2012 over 45% increase since 2012twin creeks proceeds include sale to acre to and redemption of interest in the joint venture 16

REAL ESTATE, ENERGY & NATURAL RESOURCES ../ Continually evaluate every acre ../ Deliver a significant premium to timber value ../ Capture the full value of surface and subsurface assets ../ Generate consistent and reliable cash flow maximize the value of every acre we own 17

REAL ESTATE Unlock Higher and Better Use (HBU) Value Asset Value Optimization (AVO) PROCESS Nimble Business Model r:-Y Low Operating lJ!I Costs Minimal Capital Investment Approximate acres as of December 31, 2019, pro forma for the sale of Montana timberlands '\Aihich closed in first quarter 2020. CONTINUALLY EVALUATE EVERY ACRE ~ 1.3 MILLION ACRES with HBU attributes 55-65% Premium to Timber Value SINCE INCEPTION consistently exceeding 30% target S1% of timberland acres SOLD ANNUALLY 18

ENERGY & NATURAL RESOURCES Maximize the Value of Surface and Sub-Surface Rights Wind and Infrastructure Rights of solar power mitigation banks oil & natural gas 35 % ebitda mix (1) 60% 5% aggregates & industries materials Way Cell Towers Wetland Aggregates & Industrial Materials BALANCED Oil & Natural Gas Wind, Solar& Other 19

I REAL ESTATE, ENERGY & NATURAL RESOURCES Consistent, Reliable Cash Generation ADJUSTED EBITDA(1> $ in millions $264 $274 $241 $200 $189 2016 2017 2018 2019 2020 • Real Estate • Energy & Natural Resources Outlook (1) See appendixfor reconciliation to GAAP amounts. ./ Record Adjusted EBITDA in 2019 ./ Reduced 2020 outlook due to: • Michigan and Montana divestitures • Social distancing measures • Tightening credit availability ./ Demand for Real Estate properties remains solid 20

WOOD PRODUCTS • ../ Unmatched scale, brand and reputation ../ Diversified mix of high-quality products ../ Diverse customer mix and demand drivers ../ Relentless focus on industry-leading cost structure ../ Superior returns through the cycle: "Black at the bottom" Maximizing margin through the business cycle 21

WOOD PRODUCTS PORTFOLIO Industry-Leading Scale/ Diversification and Quality LUMBER 2nd largest producer in North America 19 lumber mills 5.2 BBF capacity ORIENTED STRAND BOARD 4th largest producer in North America 6 oriented strand board mills 3.0 BSF capacity ENGINEERED WOOD PRODUCTS #1 engineered wood capacity in North America 6 engineered wood mills (42 MMCF capacity) 3 veneer/plywood mills {610 MMSF capacity) 1 medium density fiber mill{265 MMSF capacity) DISTRIBUTION located in the largest homebuilding markets 18 distribution centers Lumber 44% EWP 22% OSB 30% Distribution ADJUSTED EBITDA (1) BY BUSINESS (2017-2019) UMATCHED ASSETS & Supply-Chain CAPABILITIES (1) See appendix for resonation to GAAP amounts. Statistic for full year 2019 Source: Competitor reports public filing, APA Production capacity for engineered wood represents total solid section press capacity. Three Weyerhaeuser facilities also produce 1-joists to meet market demand. In 2019, approximately 25 percent of Weyerhaeuser’s total press production was converted into 1-joists. 22

WOODPRODUCTS Diverse Demand Drivers and Customer Mix PERCENT OF SALES BY END MARKET (2019) NEW RESIDENTIAL: SINGLE & MULTI-FAMILY REPAIR & REMODEL: PROFESSIONAL AND DIY NON-RESIDENTIAL CONSTRUCTION AND INDUSTRIAL USES Customers value our quality, scale, reliability and sustainable practices Percentages are approximate based on 2019 full year Wood Products net sales. 23

WOOD PRODUCTS Positioned for Superior Performance Through the Cycle Achieved Industry-Leading Cost Structure Lumber 14% Cost Reduction 100% 95% 90% 85% 80% 2013 2015 2017 2019 Cost Net of Logs/MBF OSB 15% Cost Reduction 100% 95% 90% 85% 80% 2013 2015 2017 2019 Controllable Cost/M38 Indexed to 2013 Improved EWP & Distribution EBITDA Through Market Headwinds ADJUSTED EBITDA(1) $ in millions 2013 $12 2014 2015 2016 2017 2018 2019 $240 EWP Distribution Achieved “Black at the Bottom” (1) See appendix for reconciliation to GAAP amounts. 24

INDUSTRY-LEADING PERFORMANCE Significant Sustainable Margin Improvement Through the Cycle 25

OPERATIONAL EXCELLENCE 1.0 Achieved $650 Million of Margin Improvements Since 2014 TIMBERLANDS HARVEST & HAUL Increase efficiency and reduce cost SILVICULTURE Optimize site prep, thinning and fertilization MERCHANDISING Right product from the right log MARKETING Right product to the right customer WOOD PRODUCTS CONTROLLABLE COSTS Efficient labor, maintenance & raw material usage RELIABILITY Maximum uptime, highest quality product RECOVERY Higher log utilization PRODUCT MIX Aligned with customer demand OPX HIGHLIGHTS BY BUSINES WESTERN TIMBERLANDS HIGHEST EBITDA PER ACRE VS PEERS FOR LAST 8 YEARS LUMBER HISHEST MARGIN VS PEERS IN 2019 OSB HIGHEST MARGIN VS PEERS FOR LAST 3 YEARS EWP HIGHEST MARGIN VS PEERS FOR LAST 5 YEARS DISTRIBUTION LARGEST MARGIN IMPROVEMNET VS PEERS SINCE 2011 Margin refers to Adjusted EBITDA margins as shown on the following side. See appendix for reconciliation to GAAP amounts. 26

DRIVING SUPERIOR RELATIVE PERFORMANCE

Our OpX Scorecard

TIMBERLANDS
ADJUSTED EBITDA(1,2) PER ACRE

WEST



$220
$180
$140
$100
$60
$20
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Q1 LTM
Weyerhaeuser Timberlands & ENR vs Peers

SOUTH



$80
$60
$40
$20
$0
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Q1 LTM
Weyerhaeuser Timberlands & ENR vs Peers

WOOD PRODUCTS
ADJUSTED EBITDA MARGIN(1,3)

LUMBER(4)



30%
25%
20%
15%
10%
5%
0%
-5%
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Q1 YTD
Weyerhaeuser vs Peers

ORIENTED STRAND BOARD



50%
40%
30%
20%
10%
0%
-10%
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Q1 YTD
Weyerhaeuser vs Peers

ENGINEERED WOOD PRODUCTS



21%
18%
15%
12%
9%
6%
3%
0%
-3%
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Q1 YTD
Weyerhaeuser vs Peers

DISTRIBUTION



6%
4%
2%
0%
-2%
-4%
-6%
-8%
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Q1 YTD
Weyerhaeuser vs Peers

Source for competitor data: public SEC filings, National Council of Real Estate Investment Fiduciaries (NCREIF). Results include only North American operations.

(1) See appendix for reconciliation to GAAP amounts.
(2) Timberlands peers include NCREIF, PotlatchDeltic, and Rayonier. To improve comparability with peer disclosures, amounts shown for Weyerhaeuser include Timberlands EBITDA and non-timber income currently reported in the company's Energy & Natural Resources business.
(3) Wood Products peers include BlueLinx, Boise Cascade, Canfor, Interfor, Louisiana Pacific, Norbord and West Fraser.
(4) 2017-2020 Q1 YTD lumber margins include expenses for softwood lumber countervailing and anti-dumping duties for all companies shown.

27

OPX 2.0

Evolving Our Approach to Operational Excellence

DELIVERING VALUE TO SHAREHOLDERS THROUGH SUPERIOR EXECUTION + ONGOING IMPROVEMENT

TARGET $50-70 MILLION IN 2020

MARGIN IMPROVEMENT

TOP LINE

Capture Maximum Value for Every Product

BOTTOM LINE

Deliver and Maintain Industry-Leading Cost Structure

BLACK AT THE BOTTOM • #1 IN EVERY BUSINESS LINE

FUTURE VALUE

Drive Improvements Today that Create Future Value

Superior Execution on:

- Silviculture Prescriptions
- Reliability Programs

COST AVOIDANCE

Avoid Future Costs or Cost Increases

- Procurement Optimization
- Shared/Repurposed Assets
- Reduced Employee Turnover

EFFICIENCY

Enable Highest-Value Use of Resources

- Simplify/Standardize Tools
- Automate Manual Work
- Leverage Technology/Data

28

DISCIPLINED CAPITAL ALLOCATION Long-Term Commitment to Balancing Three Key Priorities

DISCIPLINED CAPITAL ALLOCATION CAPITAL ALLOCATION Appropriate and Temporary Adjustments to Navigate Uncertain Environment RETURN CASE TO SHAREHOLDERS INVEST IN OUR BUSINESSES MAINTAIN AN APPROPRIATE CAPTIAL STRUCTURE CORE ALLOCATION Sustainable Dividend Disciplined Capital Expenditures Investment Grade Credit Rating OPPORTUNISTIC ALLOCATION Share Repurchases Value Enhancing Growth Opportunities Liability management 30

ACTIONS TO PRESERVE FINANCIAL FLEXIBILITY AND LIQUIDITY CAPTIAL ALLOCATION Well-Positioned to Successfully Navigate Uncertain Markets REDUCING PRODUCTION ENHANCED LIQUIDITY REDUCING CAPEX REDUCING NON-ESSENTIAL OPERATING EXPENSES REDUCING MANAGEMENT AND BOARD COMPENSATION TEMPORARILY SUSPENDED QUARTERLY DIVIDEND Reducing 2020 Southern harvest by approximately 10% Dynamically adjusting Wood Products production to align with profitable demand Increased lumber and OSB operating rates in May vs. April Lumber: Expect approximately 10% lower production in Q2 vs. Q1 OSB: Expect 5-10% lower production in Q2 vs. Q1 EWP: Expect 20-30% lower production in Q2 vs. Q1 Issued $750 million of 4.0% notes to ref inance2021 maturities Precautionary revolver draw $90 million reduction $55 million reduction Deferring $25 million of federal payroll tax payments 30% base salary reduction for CEO 10% base salary reduction for remainder of senior management team 20% reduction in board of directors fees Committed to reinitiating a quarterly cash dividend as soon as practicable 31

RETURNING CASH TO SHAREHOLDERS CAPTIAL ALLOCATION Key Component of Long-Term Capital Allocation Strategy RETURNED NEARLY $8 BILLION TO SHAREHOLDERS SINCE2014 THROUGH DIVIDENDS AND SHARE REPURCHASE Temporarily suspended quarterly dividend to preserve liquidity and financial flexibility Committed to reinitiating a quarterly cash dividend as soon as practicable at an appropriate and sustainable level in the context of the company's cash flow and business conditions 32

DISCIPLINED INVESTMENTS Sustain and Enhance Our Operations CAPTIAL ALLOCATION CAPITAL EXPENDITURES $ in millions $425 216 $419 2017 $427 2018 $384 2019 $270 2020 Outlook REVISED 2020 OUTLOOK Wood Products-$160 million Maintenance capex Projects to improve costs and reliability Timberlands-$110 million Reforestation and silviculture Roads and infrastructure Corporate- Very minimal IT system upgrades Real Estate & ENR- Very minimal Primarily entitlement activities Reducing 2020 CapEx by $90 Million by Deferring Discretionary Projects Capital expenditures for 2016 exclude discontinued operations. 33

MAINTAIN AN APPROPRIATE CAPITAL STRUCTURE CAPTIAL ALLOCATION Solid Balance Sheet and Financial Flexibility INVESTMENT GRADE CREDIT PROFILE Baa2 Moody’s BBB- Standard & Poor’s 3.5x Target Net debt/Adjusted EBITDA over the cycle SOLID LIQUIDITY STRONG ASSET COVERAGE OPPORTUNISTIC LIABILITY MGMT Precautionary $550 million draw on $1.5 billion revolver Completed $750 million bond offering to refinance 2021 maturities Nearly 85% of business assets are in Timberlands Reduced future pension obligations Redeemed $569 million notes due March 2021 NET DEBT TO ADJUSTED EBITDA(1) 3.5x Q1.16 Q3.16 Q1.17 Q3.17 Q1.18 Q3.18 Q1.19 Q3.19 6.0 4.0 2.0 0.0 (1) Last twelve months Adjusted EBITDA for each quarter presented. See appendix for reconciliation to GAPP amounts. 34

SUPERIOR SHAREHOLDER VALUE Capitalizing on Strong Portfolio and Operational Performance 35

SIGNIFICANT UNCERTAINTY ACROSS OUR MARKETS As CO VI D-19 Drives Reduced Construction Activity VAI.Vt HOUSING STARTS Rising unemployment Tighter credit availability • Decreased consumer confidence * Construction restrictions easing .... Renewed preference for single-family REPAIR & REMODEL Solid do-it-yourself demand Tighter credit availability * Construction restrictions easing LUMBER • Lower construction activity .... Mill curtailments and closures have reduced industry supply * Short-term resurgence as restrictions ease and work in process is completed ORIENTED STRAND BOARD • Lower construction activity .... Mill curtailments have reduced industry supply * Short-term resurgence as restrictions ease and work in process is completed WESTERN LOGS Lower domestic wood products production Expect demand to soften in Japan .... Improved China demand and Pncmg SOUTHERN LOGS • Lower domestic wood products production * Stable fiber demand ..... Reduced industry harvest volumes

SOLID UNDERLYING MARKET FUNDAMENTALS Driven by Continued Demand for U.S. Housing HOUSING STARTS Underbuilt housing stock Favorable demographics Affordable offerings, low interest rates Supply-side constraints remain Growing preference for single-family REPAIR & REMODEL Aging housing stock Rising home equity, low interest rates Solid building materials retail demand Shift to remote work may drive home improvement demand LUMBER Increased demand as construction activity rebounds B.C. mill closures have reduced industry capacity ORIENTED STRAND BOARD Increased demand as construction activity rebounds Industry curtailments reduced supply WESTERN LOGS Domestic wood products production will rebound Solid Japan market China market recovering SOUTHERN LOGS Domestic wood products production will rebound New Southern lumber capacity Emerging Southern export opportunity

OUR WORKING FORESTS ARE PART OF THE CLIMATE SOLUTION (•~ An Endlessly Renewable Resource that Absorbs and Stores Carbon ... ". ~ OUR GROWING FORESTS ABSORB CO2 FROM THE ATMOSPHERE WE PLANT MORE TREES THAT ABSORB EVEN MORE CO2 AS THEY GROW OUR WOOD PRODUCTS STORE CARBON FOR THE LIFE OF THE PRODUCT WOOD IS THE ULTIMATE Green-Building Material Stores carbon Endlessly renewable Lower GHG EMISSIONS THAN CONCRETE & STEEL

WEYERHAEUSER INVESTMENT THESIS UNMATCHED PORTFOLIO INDUSTRY-LEADING PERFORMANCE DISCIPLINED CAPITAL ALLOCATION SUPERIOR SHAREHOLDER VALUE Strong ESG Foundation I Our Forests and Wood Products are Natural Climate Solutions

APPENDIX Market Overview and Supplemental Information

EXPECT CONTINUED LONG-TERM GROWTH IN U.S. HOUSING • U.S. housing activity impacted by rising unemployment, weaker consumer confidence and tightening credit • Expect growth to resume as economic fundamentals recover • Historically low mortgage rates • Growing preference for single-family homes 2.5 U.S. HOUSING STARTS SEASONALLY ADJUSTED ANNUAL RATE • Single-family Multi-family ~ ~ ·c -::J 0 ~ c 0 2 2.0 1.5 1.0 0.5 0.0 1970 1975 Source: U.S. Census Bureau 2020YTD as of April 1980 1985 1990 1995 2000 2005 2010 2015 ANNUAL 2020 YTD

LEVEL OF CONSTRUCTION REMAINS BELOW HOUSING NEED • Growing housing "deficit" as current pace of building activity is not sufficient to meet demand • Favorable demographics with millennials entering prime homebuying years 6 5 ~ 4 0 2 1 0 U.S. POPULATION BY AGE AS OF JULY 1, 2018 0 ~ 0 ~ 0 ~ 0 ~ 0 ~ 0 ~ 0 ~ 0 ~ 0 ~ 0 ~ + ._ -NN MM"t "'::'W\W\ \A> \D ..... ....... 00 000\0\0 0 Source: U.S Census Bureau - ANNUAL U.S. HOUSING NEED MILLIONS OF UNITS BASELINE AVERAGE DRIVER DEMAND New Household Formations Replace Lost or Obsolete Units Second Home Demand Natural Vacancy Rate 1.1 0.3 0.1 0.1 ANNUAL NEW UNITS REQUIRED 1.6 Source: Freddie Mac, 2018

STEADY REPAIR & REMODEL ACTIVITY • Housing stock continues to age, with median age of approximately 40 years old • Solid do-it-yourself demand • Large remodel projects challenged by social distancing measures and tighter credit availability ~" c ::> ~ ~ 25 20 15 10 5 0 U.S. HOUSING STOCK UNITS BY VINTAGE c ~ .a.;. U.S. RETAIL BUILDING MATERIALS SALES TOTAL SPENDING 450 400 350 300 250 200 150 100 50 0 2010s 2000s 1990s 1980s 1970s 1960s 1950s 1940s 1930s 1920s Pre-1920 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 YEAR OF CONSTRUQION Source: U.S. Census Bureau2017 American Housing SUivey Source: U.S. Census Bureau YTD as of April2020 YTD ANNUAL

LUMBER DEMAND UNEVEN • Lower construction activity due to economic impacts from COVID-19 • Solid repair and remodel activity supported by do-it-yourself demand • Industry curtailments and closures have reduced available supply • Expect choppy demand and pricing as market conditions evolve • Rising focus on sustainability may drive higher non-residential usage over time NORTH AMERICAN LUMBER CONSUMPTION BY END USE, 2019 Repair& Remodel 39%' Non-Residentia..l : . ..._ & Other 6% Source:FEA New Residential 30% 25% 550 500 450 400 ~ 350 ."~.'. 300 250 200 150 2005 LUMBER PRICING FRAMING LUMBER COMPOSITE 2007 2009 2011 2013 2015 2017 2019 QUARTERLY Source: Random lengths Q2 QTD as of 5/ 22/2020 WEYERHAEUSER'S AVERAGE LUMBER SALES REALIZATIONS Approximate change AS OF MAY 22, 2020 Q2 QTDvs. Q1 AVERAGE CURRENTvs. Q1 AVERAGE ($10}/MBF LOWER +$35/MBF HIGHER WY's SENSITIVITY AT TYPICAL OPERATING RATES $10/MBF :::: $45 million EBITDA ANNUALLY

LUMBER Mill Curtailments and Closures Have Reduced Industry Capacity • Significant North American lumber capacity curtailed in 2020 due to economic impacts from COVID-19 • Structural decline in British Columbia log supply drove numerous mill closures in 2019 • Canadian lumber exports to the U.S. remain subject to duties NORTH AMERICAN LUMBER PRODUCTION BY REGION, 2019 CHANGE IN LUMBER PRODUCTION British Canada 25% U.S. West_ 23% \ u.s. Other 3% Source:FEA Total NorthAmerican sott....vood lumber production 59 BBF in 2019 ~..,, ~ -o ~ "0 ' .!> ~" i:i5 BY REGION, 2019 0.9 0.4 (0.1) (0.6) (1.1) (1.6) (2.1) (2.6) British Other u.s. u.s. Columbia Canada West South Source:WWPA

OSB DEMAND UNEVEN • • • 0% » .: v ~ c. 3 -5% ;;; v ·~ E -1 0% "" ~ "' ~ -1 5% 0 g, ~ -20% 8 ::; Q. -25% Lower new residential construction activity with economic impacts of COVID-19 Industry curtailments have reduced available supply Expect choppy demand and pricing as market conditions evolve NORTH AMERICAN OSB ANNOUNCED INDUSTRY CURTAILMENTS 2019-2020 YTD (APRIL) ORIENTED STRAND BOARD PRICING NORTH CENTRAL OSB 450 400 350 300 250 ~ Vl 200 .-~... 150 100 50 0 2019 2020YTD Total 2005 2007 2009 2011 2013 2015 2017 2019 SouKe: Co!T'cp: :ny R: ooru FEA So~.or<:~ Raooom lergtt;s. QUARTERLY Q2QTD :sof 5/'ll,l'lOl·'J WEYERHAEUSER'S AVERAGE OSB SALES REALIZATIONS Approximate change AS OF MAY 22, 2020 Q2 QTDvs. Q1 AVERAGE CURRENTvs. Q1 AVERAGE ($10)/MSF LOWER ($15)/MSF LOWER WY's SENSITIVITY AT TYPICAL OPERATING RATES $10/MSF :::: $30 million EBITDA ANNUALLY

WESTERN LOGS Export Demand Mitigating Weaker Domestic Markets • Lower domestic log demand due to lower wood products production • Improved Chinese demand and pricing • Japanese demand steady, but softening expected • Able to rapidly flex volume in response to changing markets 900 800 700 600 ~ 500 "~' ~ 400 300 200 100 0 WESTERN SAWLOG PRICING DELIVERED DOUGLAS FIR #2 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 Sot.r<e- lo; Ur,:1 YTO .3:~ of Aofil 2020 ANNUAL WY's SENSITIVITY $20/MBF ::::: $30 million EBITDA ANNUALLY ~ c 0.7 0.6 0.5 :¥ 0.4 ~ 0.3 0.2 0.1 0 U.S. WESTERN HOUSING STARTS • Single-family • Mu~i-family 2003 2005 2007 2009 2011 2013 2015 2017 2019 Saurc-e:tl\lte:J.JofCer!'-l:!i.ftA ANNUAL 1.0 0.8 ~ 0.6 .!< ~ 0.4 0.2 JAPAN HOUSING STARTS WOOD-BASED 0.0 -~----------.----------...;;;........, 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019 Souue l,oU.Jl ANNUAL 60 CHINA SOFTWOOD LOG IMPORTS a~ 50 FROM ALL COUNTRIES USA t; 40 E ~"' 30 v ~ 20 :;; 10 0 2015 2016 2017 2018 2019 Soo.ltte. OIMI.sG:w I StiJtist-"'\. Cu:.1amCode t..lrn.llets: 4«13· 2tXO log :I. <"OII>fe~

SOUTHERN LOGS Softer Sawlog Markets, but Solid Fiber Demand • • • Industry harvest volumes decreasing in response to lower domestic wood products production Fiber market remains stable with demand for hygiene products WY's timberlands are well positioned to benefit as domestic sawlog demand rebounds and export opportunities become more meaningful SOUTHERN SAWLOG PRICING DELIVERED SOUTHERN AVERAGE PINE SAWLOG 60 55 z 50 g z ~ 45 ~ 40 35 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 SouKe: rm~r M:n-Soll'th YTD as of Q1 2020 ANNUAL WY's SENSITIVITY $5/ton ::::: $70 million EBITDA ANNUALLY 1,800 1,500 1,200 600 300 U.S. SOUTH CAPACITY ADDITIONS 2017·2021 fi ~ . ~ ~~-. .. ~-. ., ~·: .,-.· .,.~ ~- A~ ,..,;j;.i . ' ·:;. · if " . ~ ' :~ ,.'f • ..• • New Sawmill capacity ~· .· . · • ;tt,e- ~~ Announced v:~ • ~' • ~~ ' ..:. • 41'; · • NewS awmill capacity ~ , . ~ ' • 11 Completed ~·~ · ~ . • c- WYTimberlands A WY Export Facility SAWMIll CAPACITY ADDITIONS ANNOUNCED AND COMPLETED BY STATE 2017-2021 o .t..-- OK VA LA NC SC Fl TX AR MS Al GA

WELL-LADDERED DEBT PROFILE After 2021 Repayments, No Additional Debt Maturities Until 2023 DEBT MATURITY PROFILE<1> $ in millions 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 • Bonds • Revolving Line of Credit<2l 1 $860 m;tior, We:~t:Roc< r-ote 1ntuf.ng 2023 ~ exter.ioo ootlon. 2.. ~.'0\'e: oa:s.r.ceas.of ~~~:rch 31 2020.R.e\'O-\'et c~ ·~ Sl.SO"'Iion. ¥' Precautionary $550 million draw on $1.5 billion revolver ¥' Completed $750 million bond offering to refinance 2021 maturities ¥' $6.3 billion of long-term debt outstanding • 96% fixed rate • Weighted average maturity of 7 years • Weighted average interest rate of 5.8%

ENVIRONMENTAL, SOCIAL & GOVERNANCE
External Recognition

LISTINGS ON ESG INDICES

WE ARE THE ONLY North American forestry or wood products company

MEMBER OF
Dow Jones Sustainability Indices
In collaboration with SAM (a RobecoSAM brand)

2020 Bloomberg Gender-Equality Index

EURONEXT vigeo eiris INDICES

ECPI Sense in sustainability

MSCI

FTSE4Good

STOXX INNOVATIVE. GLOBAL. INDICES.

ESG RATINGS AND RANKINGS

Corporate Responsibility Magazine
NAMED US ONE OF THE
100 BEST
CORPORATE CITIZENS

ETHISPHERE named us one of the **World's Most Ethical Companies®**

ISS QualityScore SOCIAL 1
Highest Rating By INSTITUTIONAL SHAREHOLDER SERVICES

We have a **"WINNING"** rating from 2020 Women on Boards

20% BY 2020 WOMEN ON BOARDS

50

WE ARE TIMBER-GROWING EXPERTS Deeply Committed to Environmental Stewardship PROPRIETARY SEEDLINGS We cultivate seedlings with superior survival, growth, and wood-quality characteristics CUSTOMIZED PLANTING We deploy the best genetic material for each acre on our land base 100% OF OUR TIMBERLANDS ARE AFTER HARVEST TARGETED SILVICULTURE Our practices generate superior volume and value in each geography WE PROTECT WATERWAYS AND CRITICAL HABITAT HEALTHY FORESTS Our forests are diverse and more resistant to disease and drought 100% OF OUR FORESTS ARE CERTIFIED ~~~ ONlWlVI

OUR TIMBER SUPPLY-CHAIN EXPERTISE IS UNRIVALED We Capture Maximum Value At Each Step MATURE FORESTS We grow diverse product offerings in scale quantities with superior, reliable quality SUPPLY CHAIN EXPERTS SUSTAINABLE HARVESTING Our expert harvest planning captures value at the point of financial maturity WE HAVE FLEXIBILITY TO RESPOND QUICKLY TO CHANGING MARKETS DATA DRIVEN MARKETING We maximize the value of every log using data-driven optimization WE OFFER UNIQUE VALUE Diverse Products at Scale Year-Round Supply Superior Quality Reliability OPTIMIZED TRANSPORTATION We offer dependable, year-round supply with world-class logistics and efficient harvest & haul WE HAVE THE LARGEST LOG EXPORT FACiliTY IN THE U.S.

OUR WOOD PRODUCTS SUPPLY CHAIN IS EFFICIENT We Drive Out Cost and Maximize Value From Raw Materials to End Use FIBER PROCUREMENT We source the optimal mix of raw materials internally and externally to maximize margins LOW-COST MANUFACTURING Our operational excellence and reliability focus drives top margins for lumber, OSB and EWP WE MAXIMIZE THE RESOURCE BY USING 95% OF EACH LOG ON AVERAGE PRODUCT DISTRIBUTION We maximize value by using the right mix of our own and other distribution channels OUR MILLS HAVE IMPROVED ENERGY EFFICIENCY 15% IN THE LAST DECADE DIVERSE CUSTOMERS Our customers value our quality, scale, reliability and sustainable practices OUR PRODUCTS STORE THE EQUIVALENT OF 9 MILLION METRIC TONS OF CO2 EACH YEAR

OUR VISION Working together to be the world’s premier timber, land, and forest products company HOW WE WIN CORE VALUES Safety Integrity Citizenship Sustainability Inclusion RELENTLESS FOCUS Develop our people Drive operational excellence Deliver the most value from every acre Optimize capital KEY BEHAVIORS Act with urgency Be accountable Be courageous Keep it simple Be innovative WHAT IT. .L.O..O KS LIKE WYERHAEUSER A TRULY GREAT COMPANY Great place to work Great customer focus Great shareholder value Great community support WHY WE MATTER We manage the most sustainable, versatile resource on earth: forests. We're experts at using trees to make products people need, and we do it the right way so our forests will last forever.

ADJUSTED EBITDA RECONCILATION
Total Company

$ Millions		2016		2017		2018		2019
Adjusted EBITDA[1]	$	1,583	$	2,080	$	2,032	$	1,276
Depletion, depreciation & amortization		(512)		(521)		(486)		(510)
Basis of real estate sold		(109)		(81)		(124)		(116)
Unallocated pension service costs		(5)		(4)		—		—
Special items included in operating income		(135)		(343)		(28)		1
Operating Income (GAAP)	$	822	$	1,131	$	1,394	$	651
Non-operating pension and other postretirement benefit (costs) credits		48		(62)		(272)		(516)
Interest income and other		65		40		60		30
Net Contribution to Earnings	$	935	$	1,109	$	1,182	$	165
Interest expense, net		(431)		(393)		(375)		(378)
Income taxes		(89)		(134)		(59)		137
Net Earnings from Continuing Operations	$	415	$	582	$	748	$	(76)
Earnings from discontinued operations, net of income taxes		612		—		—		—
Net Earnings (GAAP)[2]	$	1,027	$	582	$	748	$	(76)

1. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.
2. Net earnings for 2018 and 2019 includes net charges of $122 million and $354 million, respectively, of after-tax non-operating special items which are reported in non-operating pension and other postretirement benefit (costs) credits, interest income and other, interest expense, net, and income taxes.

55

NET DEBT TO ADJUSTED EBITDA RECONCILATION Total Company $ Millions 2016 2017 2018 2019 m m m ~ m m m ~ m m m ~ m m m ~ N et 0 e bt to Adl"jU Ste d EBITOA {l TM) 1.2.3 67 61 53 37 3 6 33 2 9 1 25 25 22 30 33 49 Total debt $7,715 $8,013 $8,310 $6,610 $6,606 $6,604 $5,995 $5,992 $5,928 $5,924 $5,921 $6,344 $6,401 $6,293 $6,590 $6,377 Less: Cash and equivalents 411 1 485 769 1 6761 455 I 701 1 497 8241 598 901 I 348 3341 259 212 1 153 139 Net Debt I s7,304 s7,528 s7,541 s5,934 s6. 151 S5,903 S5.498 l s5, 168 s5,33o S5,o23 S5,573 l s6.o1o I s6.142 S6.o81 l S6.437 l S6.238 Adjusted EBITOA {l TM) 2.3 ·is; 097 $1 234 $1 427 $1 583 $1 701 $1 794 $1 929 $2 080 $2 170 $2 301 $2 2371 $2 032 $1 853 $1 559 $1 362 1 $1 276 D! pletion, depreciation & amortization _ (~45JJ (398) ~457) (512) (541) (537) (531J.. (521) (508) (498) (488) -~~~:~ (489) (494) - (507) (510) '-!--'- 1-'- Basis of real estate sold (25) (37) (54) (109) (106) (103) (108) (81) (79) (9 1~t- (11 3) (160) (171J.. - (149) (11 6) Unallocated pension service costs 6 3 (1) I t5> I (5) (5) (4) (4) (2) (2) (1) - - - - Special items in operating income (96) (115) (129) I (135) (73) (264) (457) (343) (339) (149) 58 (28) (40) (20) 33 1 Operating Income {l TM) {GAAP) 1 $637 $687 $786~22 $976 $885 ""1'1.131 $1,242 $1,561 $1,693 $1,394 $1,164 $874 $739 $651 Equity earning~ (loss) from joint l_entu':_es ·- 5 12 21 22 17 --10 2 1 1 1 - - - - - - Non-operating pension and other post-retirement benefit costs 24 32 41 48 12 (6) (35) (62) (64) (69) __Q2) (272) (718) (715] - (713) (516) - Interest income and other 36 37 43 43 43 42 38 39 42 44 46 60 58 53 46 30 Net Contribution to Earnings {l TM) 1 $702 $768 $891 $935 $1,048 $931 $8341 $1,109 $1,221 $1,537 $1,669 $1,182 1 $504 sml m l $165 Interest expense, net of capitalized interest (354) (383) (41 0~ 1 (431) (435) (421) (405) (393) (387) (379) (374) (37s~ I (389) (388) (386) (378) Income taxes 56 24 (42) (89) (102) (105) (56) (134) (140) (171) (183) (59) 75 177 159 137 Net Earnings {loss) from Continuing Operations {l TM) 1 $404 $409 $439 $415 $511 $405 $37~82 $694 $987 $1,11 2 1 $748 $190 $11 ($ 155) 1 ($76) Earnings from discontinued operations, net of income taxes 82-T 101 107 612 592 554 489 - - - - - - Net Earnings {Loss) {L TM) (GAAP) 1 ._$486 $5-10 $-54-6 $1,03_7 Sl, 103 $-959 S862p 82 $694 $~84_!1,1~ - $7481 $1-90 $1+ {$155~$76) Dividends on preference shares (44) (44) (33) (22) (11) - - - Net EarninS!s {loss) to Common Shareholders {l TM) {GAAP) 1 I $442 1 $466 $513 $1,005 $1,092 $959 $862 $582 $694 $987 $1,112 S748 $190 S1 1 {$155) I {$76) 1. LTM -last twelve months. 2. Net debt to Adjusted EBITOA is a non-GAAP measure that management uses to evaluate the performance of the company. Net debtto Adjusted EBITDA as we define it, is long.term debt and borrowings on line of credit, net of cash and cash equivalents divided by the last twelve months of Adjusted EBITDA. 3. Adjusted EBITOA is a non-GAAP measure that management uses to evaluate the periom1ance of the company.Adjusted EBITDA as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension seiVice costs and special items.Adjusted EBITDA excludes resultsfromjointventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to ourGAAP results.

ADJUSTED EBITDA RECONCILATION Timberlands $Millions 2011 2012 2013 Western Timberlands and Energy & Natural Resources (ENR) $283 $263 $380 Less: EBITDA attributable to Western ENR' 4 5 7 Western Timberlands 279 258 373 Southern Timberlands and ENR 290 339 372 1- Less: EBITDA attributable to Southern ENR1 64 41 44 Southern Timberlands 226 298 328 Northern Timberlands 29 28 32 Other Timberlands (15) (8) 46 Adjusted EBITDA including legacy Plum Creek operations •.2 5519 5576 $779 1- - 1- Less: EBITDA attributable to Plum Creekl 175 203 235 Weyerhaeuser Timberlands Adjusted EBITOA1 $344 $373 5544 Depletion, Depreciation & Amortization (138) (143) (168) Special Items - - - Operating Income (GAAP) Interest Income and Other t "l ""3! '"'4 Loss Attributable to Non-Controlling Interest 1 - Net Contribution to Earnings $210 $234 5380 2014 $579 8 571 457 47 410 47 2 51,030 291 $739 (207) - 5532 - - 5532 2015 2016 2017 2018 2019 Q1 2020 LTM $470 $449 $520 $544 $332 $329 11 6 12 12 14 15 459 443 508 532 318 314 472 469 428 398 410 394 - - 42 43 45 47 58 54 430 426 383 351 352 340 41 26 23 19 15 11 7 6 22 - (5) (5) 5937 5901 5936 5902 5680 5660 - - 260 36 - - - - 5678 $865 5936 5902 $680 $660 (208) (366) (356) (319) (301) (296) - - (48) - (32) (32) $470 $499 5532 5583 5347 5332 - - - - - - - - • • • - - - - - - $470 $499 $532 $583 5347 5332 1. AdJUSted EBITOA IS a non-GAAP measure that management uses to evaluatethe performance ofthe company.AdJUSted EBITDA as we define 1t, IS operatmg mcome adJusted for depreciation, depletion, amortiZation, bam of real estate sold, unallocated pension service costs and special items.Adjusted EBITOAexcludes results from joint ventures.Adjusted EBITOA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results. 2. Results exclude Real Estate, Energy & Natural Resources, which was reported as part oflegacyWeyeltlaeuser'sTimberlands segment. West includes Plum CreekWashingt:on and Oregon operations. South includes Plum CreekSouthem Resources. North includes Plum CreekNorthem Resources less Washington and Oregon. Results from lon(}ltiewTimber are included in Other for 2013 and in Western Timberlands for 2014 and forward. Other also includes results from international operations and certain administrative charges. 3. ResultsrepresentPium Creek Timberlands EBITDA from October1, 2011 through February 18, 2016.

ADJUSTED EBITDA RECONCILATION Wood Products Lumber ($7) $130 $317 OSB (4) 143 247 EWP 6 17 45 Distribution (37) (29) (33) Other (1) (15) (2) Adjusted EBITDA2 ($43) $246 $574 $319 46 79 2 $446 Depletion, Depreciation & Amortization (151) (133) (123) (119) Special Items (52) 6 (1 0) Operating Income (GAAP) ($246) $119 $441 $327 Interest Income and Other 3 1 Net Contribution to ($243) $120 $441 $327 41 114 10 (5) $372 (106) (8) $258 $258 1. Amounts presented reflect the results of operations acquired in ourmergerwith Plum Creek Timber, Inc. beginning on the merger date of February 19, 2016. $459 $459 $183 183 359 329 59 145 173 177 207 25 38 32 33 (1) (12) (1 0) (6) $641 $1,017 $987 $476 (129) (145) (149) (191) (303) 68 $512 $569 $838 $353 $512 $569 $838 $353 2. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the perfonnance oft he company.Adjusted EBITDA as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items.Adjusted EBITDA excludes results from joint ventures.Adjusted EBITDAshould not be considered in isolationfrom and is not intended to represent an alternative to ourGAAP results. $79 45 51 12 (3) $184 (50) $134 $134

ADJUSTED EBITDA RECONCILATION Real Estate, Energy & Natural Resources $Millions 2016 2017 2018 2019 Real Estate $142 $178 $196 $193 Energy & Natural Resources 47 63 68 81 Adjusted EBITDA 1 $189 $241 $264 $274 Depletion, Depreciation & Amortization (13) (15) (14) (14) Basis of Real Estate Sold (109) (81) (124) (116) Special Items in Operating Income (14) - - - Operating Income (GAAP) $53 $145 $126 $144 Interest Income and Other 2 1 1 - Net Contribution to Earnings $55 $146 $127 $144 1. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the pelformance oft he compart;.Adjusted EBITDA as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold,. unallocated pension service costs and special items. Adjusted EBITDA excludes results fromjointventures.Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.